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                                  EXHIBIT INDEX


No.              Exhibit                               Page No.
---              -------                               --------

24.              Independent Auditor's Consent


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                                   EXHIBIT 24


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INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference to Registration Statement
No. 33-19180 of Analysts International Corporation on Form S-8 of our report on the financial statements of the Analysts International Corporation Savings and Investment Plan, dated August 25, 1995, appearing in this Annual Report on Form 11K filed under cover of Form 10-K/A of Analysts International Corporation for the year ended June 30, 1995.




/s/ Deloitte & Touche LLP


Minneapolis, Minnesota
September 25, 1995